TERMINATION LETTER

Date:_______________, 2008

WHEREAS:

(A) Hutchison Telecommunications International Limited ("HTIL"), Hutchison Telecommunications Investment Holdings Limited ("HTIHL"), Cheung Kong Holdings Limited ("CKHL") and Orascom Telecom Eurasia Limited ("OTEL", together with each of HTIL, HTIHL and CKHL being hereinafter together referred to as the "Parties" and each a "Party") are parties to an amended and restated registration rights agreement dated 21 December, 2005 (the "Registration Rights Agreement"), relating, inter alia, to the grant of rights of Registration (as defined in the Registration Rights Agreement.

(B) The Parties have agreed to terminate the Registration Rights pursuant to the terms and conditions of this Letter Agreement.

NOW IT IS AGREED as follows:

1 Each Party hereby irrevocably and unconditionally agrees that with effect from the execution and delivery hereof, the Registration Rights Agreement shall be terminated and shall as from that time cease to be of any legal effect.

2 Each Party shall, with effect from the execution and delivery hereof, irrevocably and unconditionally release and waive all claims and/or rights which it has or may have against the other Parties under the Registration Rights Agreement.

3. Each Party undertakes that it will take such action and execute or sign such further documents or agreements as may be reasonably required in order to give full effect to the terms and conditions of this Letter Agreement including, but without limitation, ensuring that this Letter Agreement is enforceable.

4. Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation, execution and carrying into effect of this Letter Agreement.

5. This Letter Agreement may be executed in counterparts, but shall not be effective until each Party has executed and delivered one counterpart. Each counterpart shall constitute an original of this Letter Agreement but both the counterparts shall together constitute one and the same document.

6. This Letter Agreement shall be governed by and construed and interpreted in accordance with the law of the State of New York, which shall govern this Letter Agreement and any controversy or claim arising out of or relating to this Letter Agreement.

IN WITNESS of which this Letter Agreement has been executed and has been delivered on the date which appears above.

THE COMMON SEAL of                     )
HUTCHISON TELECOMMUNICATIONS           )
INTERNATIONAL LIMITED                  )
was hereunto affixed                   )                             Common Seal
in the presence of:                    )-----------------------------
                                        Name:

Signature
of Witness: ___________________________

Name:       ___________________________

Address:    ___________________________

            ___________________________

Occupation: ___________________________

THE COMMON SEAL of                     )
HUTCHISON TELECOMMUNICATIONS           )
INVESTMENT HOLDINGS LIMITED            )
was hereunto affixed                   )                             Common Seal
in the presence of:                    )-----------------------------
                                        Name:

Signature
of Witness: ___________________________

Name:       ___________________________

Address:    ___________________________

            ___________________________

Occupation: ___________________________

Signed by
For and on behalf of                   )
CHEUNG KONG HOLDINGS                   )
LIMITED                                )
was hereunto affixed                   )                             Common Seal
in the presence of:                    )-----------------------------
                                        Name:

Signature
of Witness: ___________________________

Name:       ___________________________

Address:    ___________________________

            ___________________________

Occupation: ___________________________

THE COMMON SEAL of                     )
ORASCOM TELECOM                        )
EURASIA LIMITED                        )
was hereunto affixed                   ) /s/ Naguib Sawiris          Common Seal
in the presence of:                    )-----------------------------
                                        Name: Naguib Sawiris

Signature
of Witness:  /s/ Ragy Soliman
            ----------------------------------

Name:       Ragy Soliman
Address:    2005A Nile City Towers
            Cornish El Nile, Ramlet Beaulac 11221, Cairo-Egypt
Occupation: Attorney at law